Exhibit 23.1



              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 19, 1997 included (or incorporated by reference) in Bayou Steel
Corporation's Form 10-K for the year ended September 30, 1997 and to all references to our Firm included in this registration statement.


                                        /s/  Arthur Andersen LLP


New Orleans, Louisiana
April 16, 1998